Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Christopher W. Roleke, Principal Executive Officer of Wilmington Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date December 29, 2020	/s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Executive Officer)

I, Arthur W. Jasion, Principal Financial Officer of Wilmington Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date December 29, 2020	/s/ Arthur W. Jasion
Arthur W. Jasion
(Principal Financial Officer)